EXHIBIT 10.2.3


                          SECOND AMENDMENT TO THE 1988
                     UNION CARBIDE LONG-TERM INCENTIVE PLAN


          The 1988 Union Carbide Long-Term Incentive Plan (the "Plan") is hereby amended as follows:

          1. The first paragraph of Section 5.3 of the Plan is hereby amended by deleting the phrase ", but only to the extent permitted under Section 5.5" at the end thereof.

          2. The second paragraph of Section 5.3 of the Plan is hereby amended to read as follows:

               "An option is only exercisable by a participant while the participant is in active employment with the Corporation except (i) in the case of a participant's death or Retirement, (ii) during a three-year period commencing on the date of a participant's termination of employment by the Corporation other than for cause, (iii) during a three-year period commencing on the date of termination, by the participant or the Corporation, of employment after a Change in Control of the Corporation , unless such termination of employment is for cause, or (iv) if the Committee decides that it is in the best interest of the Corporation to permit individual exceptions. An option may not be exercised pursuant to this paragraph after the expiration date of the option."

          3. Section 5.5 of the Plan is hereby deleted, and Sections 5.6 through
5.8 are hereby redesignated as Sections 5.5 through 5.7, respectively.

          4. Section 6.4 of the Plan is hereby amended by deleting the last sentence thereof.

          5. Section 11.1(ii) of the Plan is hereby amended by substituting "20%" for "35%" whenever "35%" appears therein.

          6. Section 11.7 of the Plan is hereby amended by deleting the last sentence thereof, and by substituting "20%" for "35%" whenever "35%" appears therein.


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          7. The  amendments set forth herein shall be effective as of August 1,
1989.


Signed this 8 day of August, 1989.


                                              UNION CARBIDE CORPORATION


                                              By: /s/M. A. Kessinger




Attest:



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